UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2016

SPARTON CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-1000	38-1054690
(State or other jurisdiction	(Commission File Number)	(IRS Employer
	of incorporation)	Identification No.)

425 N. Martingale Road
Suite 1000
Schaumburg, Illinois	60173-2213
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 772-7866

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 27, 2016, Sparton Corporation (the “Company”) and its wholly owned subsidiaries that are Loan Parties entered into Amendment No. 3 (the “Amendment”) to the Amended and Restated Credit and Guaranty Agreement (“Credit Agreement”) dated as of September 11, 2014, as amended to date, with the financial institutions from time to time party thereto (the “Lenders”) and BMO Harris Bank, N.A., as a Lender and as agent for the Lenders (in such capacity, the “Administrative Agent”). The Amendment:

(a) reduces the revolving credit facility amount from $275,000,000 to $175,000,000;

(b) reduces the available optional increase in the revolving credit facility from $100,000,000 to $50,000,000 and provides that the optional increase cannot be exercised until after the financial reporting for the fiscal quarter ending September 2017 (demonstrating compliance with the financial covenants) has been delivered;

(c) increases the permitted Total Funded Debt/EBITDA ratio until the fiscal quarter ending September 2017;

(d) increases the applicable margin where Total Funded Debt/EBITDA is 2.50 or higher;

(e) prohibits acquisitions until after the financial reporting for the fiscal quarter ending June 2017 (demonstrating compliance with the financial covenants) has been delivered and thereafter reduces the total consideration permitted to be paid in connection with any permitted acquisitions;

(f) provides that for any acquisition prior to the September 2017 Compliance Date, the Total Funded Debt/EBITDA Ratio on a pro forma basis cannot exceed 2.75 to 1.00;

(g) prohibits dividends, distributions, and stock repurchases except for payments made in accordance with certain existing stock option plans and other equity compensation plans for employees (subject to a cap) until the September 2017 Compliance Date, and thereafter reduces the aggregate amount of dividends, distributions and stock repurchases permitted in any fiscal year;

(h) updates the Credit Agreement to reflect the Company’s change to a 52-53 week fiscal year ending on the Sunday which is nearest to the last day of June in each year; and

(i) adds provisions to implement a sweep to loan cash management system.

The foregoing is a summary of the material terms and conditions of the Amendment and not a complete discussion of the document. A copy of the Amendment No. 3 To Amended and Restated Credit and Guaranty Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

Exhibit 10.1	Amendment No. 3 To Amended and Restated Credit and Guaranty Agreement entered into between the Lenders, the Company and the Sparton Subsidiaries

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTON CORPORATION

Dated: June 28, 2016	By:	/s/ Joseph J. Hartnett
Joseph J. Hartnett, Interim President
and Chief Executive Officer

Index to Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

Exhibit 10.1	Amendment No. 3 To Amended and Restated Credit and Guaranty Agreement entered into between the Lenders, the Company and the Sparton Subsidiaries